                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 18, 2001
                        (Date of earliest event reported)


                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)


       New York                         1-2360                       13-0871985
------------------------      ------------------------     ---------------------------------
(State of Incorporation)      (Commission File Number)     (IRS employer Identification No.)


            ARMONK, NEW YORK                                    10504
  ------------------------------------------          --------------------------
  (Address of principal executive offices)                    (Zip Code)


                                  914-499-1900
                         (Registrant's telephone number)

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Item 5. Other Events

     The registrant's press release dated July 18, 2001, regarding its financial results for the periods ended June 30, 2001, including unaudited consolidated financial statements for the period ended June 30, 2001, is Attachment I of this Form 8-K.

     Attachment II of this Form 8-K is IBM's Chief Financial Officer John R. Joyce's second quarter earnings presentation to securities analysts on Wednesday, July 18, 2001.

     IBM's web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:   July 18, 2001


                              By:  /s/   Mark Loughridge
                              ------------------------------
                                    (Mark Loughridge)
                               Vice President and Controller